Van Kampen Insured Tax Free Income Fund
                          Item 77(O) 10F-3 Transactions
                        October 1, 2005 - March 31, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 Miami  10/20    -     $100.0 $600,00  3,890,    0.65%  0.34%    Banc    Bank
 Dade    /05             0     0,000     000                      of      of
County                                                          Americ  Americ
Florid                                                            a        a
  a,                                                            Securi
 Miami                                                           ties
Intern                                                           LLC,
ationa                                                          Estrad
   l                                                              a
Airpor                                                          Hinojo
   t                                                             sa &
                                                                Compan
                                                                  y,
                                                                Morgan
                                                                Keegan
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Guzman
                                                                  &
                                                                Compan
                                                                  y,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 LLC,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                Inc.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                Stifel
                                                                  ,
                                                                Nicola
                                                                 us &
                                                                 Co.,
                                                                 Inc.
                                                                Hanife
                                                                  n
                                                                Imhoff
                                                                Divisi
                                                                  on

                                                                Citigr
                                                                 oup,
School  2/23/    -     $106.2 $256,38  5,000,    1.95%  0.41%    A.G.   Citigr
 Board    06             4     0,000     000                    Edward    oup
  of                                                              s,
Orange                                                          Morgan
County                                                          Stanle
 , FL                                                            y &
                                                                 Co.
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co,
                                                                 Inc.


                                                                 UBS
                                                                Securi
Alaska  2/24/    -     $105.0 $294,59  4,000,    1.36%  0.33%    ties     UBS
Intern    06             2     5,000     000                     LLC,
ationa                                                          Citigr
   l                                                             oup
Airpor                                                          Global
   t                                                            Market
                                                                  s
                                                                Inc.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y